SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2006

Boston Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-28432	04-3026859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Middlesex Turnpike Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 904-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 18, 2006, the Board of Directors of Boston Communications Group, Inc. (the “Company”) elected Miguel Horta e Costa to the Board of Directors of the Company. Mr. Horta e Costa is expected to be named to the Compensation Committee and the Corporate Governance and Nominating Committee of the Board of Directors. Mr. Horta e Costa will receive the same compensation as the other members of the board of directors for quarterly retainers and meeting attendance. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2006

BOSTON COMMUNICATIONS GROUP, INC.

By:	/s/ E. Y. Snowden
E. Y. Snowden
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Boston Communications Group, Inc. press release dated September 20, 2006 announcing election of Miguel Horta e Costa to the board of directors.